United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

I. Available Funds
------------------
Total Principal Payments Received
   Full Prepayments Received                                                 786,576.69
  Scheduled Principal Payments Received and Partial Prepayments              770,554.23
                                                                       -----------------
Total Principal Payments Received                                                             1,557,130.92
Interest Payments Received                                                   243,057.55
Supplemental Servicing Fees Collected                                          3,162.05
                                                                       -----------------
                                                                                                246,219.60
                                                                                            ---------------
Total  Payments Attributed to Receivables                                                     1,803,350.52
Policy Claim Amount                                                                   -
Pre-Funding Earnings                                                          16,131.16
Monthly Capitalized Interest Amount                                           29,266.11
Income From Collection Account Eligible Investments                            2,188.01
Recoveries On Previously Liquidated Receivables                                       -
Liquidation Proceeds                                                                  -
Recoveries From Insurance / Warranties                                                -
Repurchase Amount of Purchased Receivables                                            -
Total Other Cash Sources                                                                         47,585.28
                                                                                            ---------------
Total Available Funds before Spread Account                                                   1,850,935.80     1,850,935.80
Beginning Spread Account Balance                                             542,112.24
Spread Account Income                                                            427.38
Spread Account Deposit                                                       133,570.65
Spread Account Deposit Prefunding #2                                                  -
Total Available Spread Account Funds                                                            676,110.27
                                                                                            ---------------
                                 Total Available Funds                                        2,527,046.07
                                                                                            ===============

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

II. Distributions
-----------------
                                                                                          Deficiency Amount
A.  Priority of Distributions *                                          Amount Paid      Paid from Spread     Current   Outstanding
-------------------------------                                       From Collections         Account        Shortfall   Shortfall
1 a. Basic Servicing Fee                  1.00%                              27,311.08                 -             -            -
  b. Lock Box Fee                                                                    -                 -             -            -
  c. Supplemental Servicing fees                                              3,162.05                 -             -            -
2 a. Backup Servicer Fee                  N/A                                 1,638.66                 -             -            -
  b. Trust Collateral Agent Fee                                               1,092.44                 -             -            -
  c. Owner Trustee Fee                    $4,000.00 (paid by invoice)           333.33                 -             -            -
  d. Custodial Fees                                                           6,640.78
3.  Class A Interest Payment Amount                                         128,074.16                 -
     Class A-1                                                               14,949.16                 -             -            -
     Class A-2                                                               73,125.00                 -             -            -
     Class A-3                                                               40,000.00                 -             -            -
4.  Class A Principal Payment Amount      90% Class A Note Factor         1,532,498.33                 -
     Class A-1                                                            1,532,498.33                 -             -            -
     Class A-2                                                                       -                 -             -            -
     Class A-3                                                                       -                 -             -            -
5.  Note Insurer Payment                  0.45%                              16,614.30                 -             -            -
                                                                                          ---------------
6.  Required Deposit to Spread Account                                      133,570.65                 -    438,272.69
7.  Class B Interest Payment Amount                                                  -                        5,625.00     9,227.58
8. Class B Principal Payment Amount                                                  -                       31,275.48    95,820.20
10. Excess Funds to Certificate Holders                                              -
                                                                      -----------------
                                 Total Disbursements                      1,850,935.80    $ 1,850,935.80
                                                                      -----------------   ===============

* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

III. Note Balances
------------------
Available Funds Related to Principal                                  1,557,130.92
Charged Off Receivables                                                   6,364.78
Cram Down Losses                                                            278.11
                                                                   ----------------
Total Principal Distributable Amount                                                     1,563,773.81
                                                                                      ================

Class A-1 Original Balance                                           10,000,000.00
Class A-1 Beginning Balance                                           6,837,308.30
Class A-1 Principal Reduction                                        (1,532,498.33)
                                                                   ----------------
Class A-1 Ending Balance                                                                $5,304,809.96
                                                                                      ================

Class A-2 Original Balance                                           27,000,000.00
Class A-2 Beginning Balance                                          27,000,000.00
Class A-2 Principal Reduction                                                    -
Class A-2 Ending Balance                                                               $27,000,000.00
                                                                                      ================

Class A-3 Original Balance                                           12,000,000.00
Class A-3 Beginning Balance                                          12,000,000.00
Class A-3 Principal Reduction                                                    -
Class A-3 Ending Balance                                                               $12,000,000.00
                                                                                      ================

Class B Original Balance                                                500,000.00
vlass B Beginning Balance                                               500,000.00
Class B Principal Reduction                                                      -
                                                                   ----------------
Class B Ending Balance                                                                   $ 500,000.00
                                                                                      ================

IV. Spread Account
Beginning Balance                                                       542,112.24
Income From Eligible Investments                                            427.38
Deposits                                                                133,570.65

Spread Account Required Amount                                        1,248,380.99
Spread Account (Shortfall)/Excess                                      (572,270.72)
Release of Excess To The Certificate Holder                                      -
                                                                   ----------------
Ending Balance                                          0.021664                         $ 676,110.27
                                                                                      ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

V. Capitalized Interest Account
-------------------------------
Beginning Balance                                                                       29,165.55
Interest Earned                                                                            100.56
Monthly Capitalized Interest Amount Transferred to
  Collection Account                                                                    29,266.11
Overfunded Capatilzed Interest                                                        (29,165.55)
Required Balance                                                                        29,165.55
                                                                                ------------------
Excess                                                                                                           $ -
                                                                                                    =================
VI. Pre-Funded Amount

Beginning Balance                                                                   13,999,465.02
Plus: Pre-Funding Earnings                                                              16,131.16
Less: Pre-Funding Distributions                                                         16,131.16
                                                                                ------------------
Ending Balance                                                                                       $ 13,999,465.02
                                                                                                    =================


VII. Receivables Performance

A.  General Information                                        Units                 Dollars
-----------------------                                  ------------------     ------------------

Beginning Balance                                                  3,031            32,773,298.55

Scheduled Principal Payments Received and Partial
  Prepayments                                                                        (770,554.23)
Full Prepayments Received                                                            (786,576.69)
Repurchased  Receivables                                                                        -
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                    -                        -
Principal Balance of Other Liquidated Receivables                                               -
Cram Down Losses  and Defaulted Receivables                                            (6,642.89)
New Loans                                                                                       -
                                                         ------------------     ------------------
Ending Balance                                                       2,951          31,209,524.74
                                                         ==================     ==================

Initial Pool Balance                                                3,204           36,000,534.98
                                                                                ==================
Prefunding #1                                                           -                       -
Prefunding #2                                                           -                       -    $ 36,000,534.98
                                                                                                    =================

Weighted Average Original Maturity                                                          54.01
Weighted Average Remaining Term                                                             44.66
Weighted Average Coupon                                                                    9.074%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

B.  Delinquency
---------------
                                                               No. Of               Principal               % of Rec.
                                                             Receivables             Balance                 Balance
                                                         ------------------     ------------------     ------------------
31 - 60 Days Delinquent                                                 16                168,888                   0.54
61 - 90 Days Delinquent                                                  5                 50,954                   0.16
                                                         ------------------     ------------------     ------------------
  Total                                                                 21           $ 219,841.42                   0.70
                                                         ==================     ==================     ==================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
   Principal Balance of Defaults (Current Month)                                                                6,364.78

Cumulative Defaults                                                                                             6,364.78
                                                                                                       ==================
Cumulative Default Ratio
                                                                                                       ==================
D. Net Loss Information
                                                                                                           Principal/
Current Period Net Loss                                                                                    (Proceeds)
                                                                                                       ------------------
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                                                    -
50 % of Purchased Contracts Delinquent Greater Than 30 days                                                   109,920.71
Cram Down Losses                                                                                                  278.11
Liquidation Proceeds                                                                                                   -
Recoveries From Insurance / Warranties                                                                                 -
Other Recoveries                                                                                                       -
                                                                                                       ------------------
   Total                                                                                                      110,198.82
                                                                                                       ==================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                                    -
Current Months  Net Loss                                                                                        6,364.78
50% of Defaulted Contracts in Current Month                                                                     3,182.39
                                                                                                       ------------------
Cumulative Net Loss                                                                                             9,547.17
                                                                                                       ==================
Cumulative Net Loss Ratio                                                                                          0.03%
                                                                                                       ==================

F. Deferments
# of Current Period Deferments                                                                  -                      -
                                                                                ==================     ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

VIII. Triggers
--------------

A. Calculations                                                                     Second                  Third
---------------                                              Preceding             Preceding              Preceding
                                                             Collection            Collection             Collection
Delinquency Ratio                                              Period                Period                 Period
-----------------                                        ------------------     ------------------     ------------------
Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due        $ 219,841.42                    $ -                      -
Divided By: Ending Aggregate Principal Balance             $ 31,209,524.74        $ 32,773,298.55                      -

                                                         ------------------     ------------------     ------------------
Delinquency Ratio                                                    0.70%                    N/A                    N/A
                                                         ==================     ==================     ==================

                                                                                                       ------------------
Average For The Three Preceding Collection Periods                                                                 0.70%
                                                                                                       ==================


United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

                                                                               Second                Third
                                                          Preceding           Preceding            Preceding
                                                          Collection          Collection           Collection
Default Ratio                                               Period              Period               Period
-----------------                                     ------------------   ------------------   ------------------
Principal Balance of all Defaulted Receivables               $ 6,364.78                  $ -                    -
Divided By: Beginning Aggregate Principal Balance
  less Previous Defaults                                $ 32,773,298.55      $ 36,000,534.98                    -
                                                      ------------------   ------------------   ------------------
Default Ratio                                                     0.02%                  N/A                  N/A
                                                      ==================   ==================   ==================    -------------
                                                                                                                         1.015000%
                                                                                                ------------------    =============
Average For The Three Preceding Collection Periods                                                           0.00        0.077683%
                                                                                                ==================


                                                          During The            Second               Third
                                                          Preceding            Preceding           Preceding
                                                          Collection           Accounting          Accounting

Principal Balance Of Liquidated Receivables                        $ -                   $ -                    -
Less: Liquidation Proceeds And Recoveries Received                   -                     -                    -
Plus: Cram Down Losses                                          278.11                     -                    -
                                                      ------------------   ------------------   ------------------
Net Losses                                                    $ 278.11                   $ -                    -
                                                      ==================   ==================   ==================

Divided By: Beginning Aggregate Principal Balance less
  Previous Defaults                                     $ 32,773,298.55      $ 36,000,534.98                    -
                                                      ------------------   ------------------   ------------------

Net Loss Ratio                                                    0.00%                  N/A                  N/A
                                                      ==================   ==================   ==================

                                                                                                ------------------
Average For The Three Preceding Collection Periods                                                           0.00
                                                                                                ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31

B. Triggers In Effect
---------------------

                                                            Actual             Performance       Event of Default
                                                            Ratio                 Test                 Test
                                                      ------------------   ------------------   ------------------
1.  Average Delinquency Ratio                                     0.70%                6.00%                 0.08
                                                      ==================   ==================   ==================

2.  Annualized Default Ratio                                      0.23%               14.00%                 0.16
                                                      ==================   ==================   ==================

3.  Annualized Net Loss Ratio                                     0.01%                8.50%                 0.10
                                                      ==================   ==================   ==================


5.  Lock Box Collections                                    Actual
                                 Month End                  Ratio                Trigger                             In Compliance
                                                      ------------------   ------------------                       ---------------
                                            1                    82.60%               80.00%                              Yes
                                            2                    82.88%               80.00%                              Yes


United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:  November 15, 2002
Collection Period:  October 1, 2002  -  October 31, 2002
No Days in Collection Period                          31


6. Reserve/Trigger Events                                 Occurrences          Deemed Cured
                                                        ----------------     ----------------
          Reserve Event                                              No                  N/A
          Trigger Event                                              No                  N/A
          Servicer Termination Event                                 No

7. The Collection Period Above Corresponds To Month No.              18
                                                        ================







                Executed by:
                             ------------------------------------
                             Vice President Operations
                       Date:
                             ------------------------------------